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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     January 28, 2006
                                                     ----------------


                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                      0-19974                 33-0022692
           --------                      -------                 ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
       of incorporation)                                     Identification No.)

951 Calle Amanecer, San Clemente, California                       92673
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  (Address of principal executive offices)                       (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 1.01         Entry Into a Material Definitive Agreement
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                  On January 28, 2005 the Board of Directors approved amendments to the employment agreements with the officers effective January 1, 2006, as follows

                  Dr. Lopez, President and Chief Executive Officer: annual bonus increased to $1,050,000 if earned;

                  Ms. Burcar, Vice President Marketing: base compensation increased to $135,000 annually; bonus increased to 25% of base compensation if earned;

                  Mr. Costello, Vice President Sales: annual bonus increased to $75,000 if earned;

                  Mr. O'Brien, Chief Financial Office: bonus increased to 30% of base compensation if earned; and

                  Mr. Riggs, Vice President Operations: base compensation increased to $231,000 annually; bonus maintained at 30% of base compensation if earned.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 1, 2006

                                                      ICU MEDICAL, INC.



                                                      /s/ Francis J. O'Brien
                                                      -------------------------
                                                      Francis J. O'Brien
                                                      Secretary, Treasurer and
                                                      Chief Financial Officer